Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 9 – Subsequent Events

Note payable, related party

On October 1, 2025, the Company repaid in full the unsecured, on demand working capital loan from its Chief Executive Officer, which accrued interest at 3% per annum. The repayment consisted of the outstanding principal balance of $146,432 and accrued but unpaid interest of $4,350, for an aggregate payment of $150,782. Following the repayment, no amounts remained outstanding under the loan.

Standby Equity Purchase Agreement and Pre-Paid Advance with YA II PN, Ltd. (Yorkville)

On October 24, 2025, the Company entered into a Standby Equity Purchase Agreement (“SEPA”) and related Registration Rights Agreement with YA II PN, Ltd. (“Yorkville”), providing the Company the right, but not the obligation, to sell up to $20.0 million of common stock from time to time, subject to customary conditions, including an effective resale registration statement. Each advance is limited to 100% of the prior 5-day average daily trading volume and priced at 97% of the lowest daily volume-weighted average price (“VWAP”) over a 3-day pricing period (subject to customary exclusions/reductions and equitable adjustments). Issuances are subject to (i) a 4.99% beneficial-ownership cap (increasable on 65 days’ notice) and (ii) a Nasdaq 19.99% cap of 7,180,504 shares (the “Exchange Cap”) unless stockholder approval is obtained. The Company intends to seek such approval at its annual meeting scheduled for December 19, 2025.

In connection with the SEPA, Yorkville agreed to provide up to $6.0 million of pre-paid advances via convertible promissory notes. On October 27, 2025, the Company received $3,720,000 and issued a $4.0 million note (7% original issue discount, “OID”). A second $1,860,000 tranche is expected upon registration effectiveness and receipt of stockholder approval, against a $2.0 million note (7% OID). The notes bear interest at 8% (increasing to 18% upon default), mature on October 24, 2026, and are convertible at $1.50 per share, subject to proportional anti-dilution and price-protection adjustments (not below a contractual floor). Beginning January 7, 2026, and monthly thereafter, the Company must repay one-tenth (1/10) of the then-outstanding principal plus accrued interest (a 5% premium applies to cash repayments). Installments may be satisfied via SEPA advances without the premium, and SEPA proceeds must be applied first to repay the notes until they are repaid in full.

The Company paid a $25,000 structuring fee and issued 131,909 commitment shares with an aggregate value of $200,000. It also engaged Revere Securities LLC as finder, for which it will pay a cash fee equal to 8% of pre-paid advances and $18,000 per month for 12 months, with the aggregate monthly fees payable upon the Company raising at least $5.0 million in additional financing. While the notes are outstanding, the Company is prohibited from third-party variable-rate transactions, and Yorkville has agreed to no short sales.

The funded note will be recorded net of OID and finder’s fees as a debt discount amortized to interest. All embedded features are being evaluated under ASC 815. The commitment shares and structuring fee are expected to be deferred offering costs of future SEPA issuances. As of the date of this filing, the Company had received $3.72 million, issued the $4.0 million note, and no SEPA share sales occurred.

Note 10 – Subsequent Events

The Company evaluated events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the evaluation and transactions, the Company did not identify any subsequent events that would have required adjustment or disclosure in the Financial Statements.